Exhibit 3.45

State of California Bill Jones Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	File# 200109510013 FILED in the Office of the Secretary of State of the State of California MAR 22 2001

A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.
BILL JONES, Secretary of State
This Space For Filing Use Only
1. Name of the limited liability company (end the name with the words “Limited Liability Company,” “ Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”) SHEA RIVERMARK VILLAGE, LLC

2.      The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3. Name the agent for service of process and check the appropriate provision below: RONALD L. LAKEY which is
☒ an individual residing in California. Proceed to item 4. ☐ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.
4. If an individual, California address of the agent for service of process: Address: 655 BREA CANYON RD. City: WALNUT State: CA Zip Code: 91789
5. The limited liability company will be managed by: (check one) ☒ one manager ☐ more than one manager ☐ single member limited liability company ☐ all limited liability company members

6.      Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7. Number of pages attached, if any: -0-
8. Type of business of the limited liability company. (For informational purposes only) REAL ESTATE DEVELOPMENT/SHOPPING CENTER
9. DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

RONALD L. LAKEY
Signature of Organizer	Type or Print Name of Organizer

3/15/01
Date

10. RETURN TO:
NAME	RONALD L. LAKEY
FIRM ADDRESS CITY/STATE	655 BREA CANYON ROAD WALNUT, CA, 91789
ZIP CODE

SEC/STATE (REV. 12/99)		FORM LLC-1 – FILING FEE $70.00 Approved by Secretary of State

State of California Bill Jones Secretary of State
LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION
Filing Fee - Please see information section
IMPORTANT – Read Instructions Before Completing This Form
1. LIMITED LIABILITY COMPANY NAME SHEA RIVERMARK VILLAGE, LLC 655 BREA CANYON ROAD WALNUT, CA 91789	This Space For Filing Use Only
2. SECRETARY OF STATE FILE NUMBER	3. JURISDICTION OF FORMATION
200109510013	CALIFORNIA

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE 655 BREA CANYON ROAD	CITY AND STATE WALNUT, CA	ZIP CODE 91789
5. STREET ADDRESS IN CALIFORNIA OF OFFICE WHERE RECORDS ARE MAINTAINED 655 BREA CANYON ROAD	(FOR DOMESTIC ONLY) CITY WALNUT, CA	ZIP CODE 91789

6.      CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS:

☒       AN INDIVIDUAL RESIDING IN CALIFORNIA.

☐       A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505 OF THE CALIFORNIA CORPORATIONS CODE.

AGENT’S NAME: RONALD L. LAKEY

7. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL	CITY	ZIP CODE
655 BREA CANYON ROAD	WALNUT, CA	91789
8. DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY.
REAL ESTATE DEVELOPMENT/SHOPPING CENTER

         LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER AND CHIEF EXECUTIVE OFFICER (CEO), IF ANY. (CHECK THE APPROPRIATE DESIGNATION). ATTACH ADDITIONAL PAGES IF NECESSARY.

9. NAME SHEA HOMES LIMITED PARTNERSHIP			☒ MANAGER
ADDRESS 655 BREA CANYON ROAD			☐ MEMBER
CITY WALNUT,	STATE CA	ZIP 91789	☐ CEO, IF ANY
10. NAME			☐ MANAGER
ADDRESS			☐ MEMBER
CITY	STATE	ZIP	☐ CEO, IF ANY
11. NUMBER OF PAGES ATTACHED, IF ANY.
12. I DECLARE THAT THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

5/11/01
SIGNATURE OF INDIVIDUAL AUTHORIZED TO SIGN	DATE

RONALD L. LAKEY VP	64
TYPE OR PRINT NAME AND TITLE OF PERSON SIGNING
DUE DATE:

SEC/STATE FORM LLC-12 (REV. 11/99)	APPROVED BY SECRETARY OF STATE

State of California Bill Jones Secretary of State
LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION
Filing Fee $20.00 – If Amendment, See Instructions
IMPORTANT- Read Instructions Before Completing This Form
1. LIMITED LIABILITY COMPANY NAME: (Do not alter if name is preprinted.)
Shea Rivermark Village, LLC		49 EC	This Space For Filing Use Only
2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200109510013	California
4. PRINCIPAL EXECUTIVE OFFICE STREET ADDRESS 655 Brea Canyon Road CITY Walnut	STATE CA	ZIP CODE 91789
5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY) STREET ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91789

6.      CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS

☒       AN INDIVIDUAL RESIDING IN CALIFORNIA.

☐       A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.

         AGENT’S NAME: Max B. Johnson

7. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL ADDRESS 655 Brea Canyon
CITY Walnut	STATE CA	ZIP CODE 91789
8. DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. Real estate development/shopping center
9. LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER. ATTACH ADDITIONAL PAGES, IF NECESSARY.
9a. NAME Shea Homes, Limited Partnership ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91789
9b. NAME ADDRESS
CITY	STATE	ZIP CODE
9c. NAME ADDRESS
CITY	STATE	ZIP CODE
10. CHIEF EXECUTIVE OFFICER (CEO), IF ANY
NAME ADDRESS
CITY	STATE	ZIP CODE
11. NUMBER OF PAGES ATTACHED, IF ANY: 1
12. THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

See attached
TYPE OR PRINT NAME OF PERSON COMPLETING FORM	SIGNATURE	TITLE	DATE
DUE DATE:

SEC/STATE FORM LLC-12 (REV. 10/2001)	APPROVED BY SECRETARY OF STATE

Shea Rivermark Village, LLC

By:	Shea Homes Limited Partnership, a California lp
Its:	Member

	By:	J.F.Shea Co., Inc.
	Its:	General Partner

By:
Max B. Johnson
		Its:	Vice President

State of California Kevin Shelley Secretary of State STATEMENT OF INFORMATION (Limited Liability Company)	L 50
Filing Fee $20.00. If amendment, see instructions.
IMPORTANT — READ INSTRUCTIONS BEFORE COMPLETING THIS FORM
1. LIMITED LIABILITY COMPANY NAME (Please do not alter if name is preprinted.)
200109510013 SHEA RIVERMARK VILLAGE, LLC 655 BREA CANYON ROAD WALNUT CA 91789
	EC	This Space For Filing Use Only

DUE DATE: 03/31/2005
FILE NUMBER AND STATE OR PLACE OF ORGANIZATION
2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200109510013	CA
NO CHANGE STATEMENT

☒       If there has been no change in any of the information contained in the last Statement of Information filed with the Secretary of  State, check the box and proceed to Item 13.

           If there have been any changes to the information contained in the last Statement of Information filed, or no Statement of  Information has been previously filed, this form must be completed in its entirety.

COMPLETE ADDRESSES FOR THE FOLLOWING (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE

5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (DOMESTIC ONLY)		CITY	STATE	ZIP CODE
CA
NAME AND COMPLETE ADDRESS OF THE CHIEF EXECUTIVE OFFICER, IF ANY
6. NAME	ADDRESS	CITY AND STATE		ZIP CODE
NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER (Attach additional pages, if necessary.)
7. NAME	ADDRESS	CITY AND STATE		ZIP CODE

8. NAME	ADDRESS	CITY AND STATE		ZIP CODE

9. NAME	ADDRESS	CITY AND STATE		ZIP CODE

AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California address. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 11 must be left blank.)
10. NAME OF AGENT FOR SERVICE OF PROCESS
11. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE
CA
TYPE OF BUSINESS
12. DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY
13. THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.

By:	Shea Homes Limited Partnership, Sole Member	By: J.F. Shea Co., Inc., General Partner

	Max B. Johnson		Vice President	1/28/05
	TYPE OR PRINT NAME OF PERSON COMPLETING THE FORM	SIGNATURE	TITLE	DATE

LLC-12R (REV 09/2004)	APPROVED BY SECRETARY OF STATE

006536

State of California Secretary of State STATEMENT OF INFORMATION (Limited Liability Company)	L 61
Filing Fee $20.00. If amendment, see instructions.
IMPORTANT — READ INSTRUCTIONS BEFORE COMPLETING THIS FORM
1. LIMITED LIABILITY COMPANY NAME (Please do not alter if name is preprinted.)
200109510013 SHEA RIVERMARK VILLAGE, LLC 655 BREA CANYON ROAD WALNUT CA 91789
	EC	This Space For Filing Use Only

DUE DATE: 03/31/2007
FILE NUMBER AND STATE OR PLACE OF ORGANIZATION
2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200109510013	CA
NO CHANGE STATEMENT

☒       If there has been no change in any of the information contained in the last Statement of Information filed with the Secretary of  State, check the box and proceed to Item 13.

           If there have been any changes to the information contained in the last Statement of Information filed, or no Statement of  Information has been previously filed, this form must be completed in its entirety.

COMPLETE ADDRESSES FOR THE FOLLOWING (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE

5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (DOMESTIC ONLY)		CITY	STATE	ZIP CODE
CA
NAME AND COMPLETE ADDRESS OF THE CHIEF EXECUTIVE OFFICER, IF ANY
6. NAME	ADDRESS	CITY AND STATE		ZIP CODE
NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER (Attach additional pages, if necessary.)
7. NAME	ADDRESS	CITY AND STATE		ZIP CODE

8. NAME	ADDRESS	CITY AND STATE		ZIP CODE

9. NAME	ADDRESS	CITY AND STATE		ZIP CODE

AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California address. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 11 must be left blank.)

10. NAME OF AGENT FOR SERVICE OF PROCESS
11. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE
CA
TYPE OF BUSINESS
12. DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY
13. THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.

Max B. Johnson		Vice President	3/23/07
TYPE OR PRINT NAME OF PERSON COMPLETING THE FORM	SIGNATURE	TITLE	DATE

LLC-12R (REV 07/2006)	APPROVED BY SECRETARY OF STATE